                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                              BULL RUN CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

    ----------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                              BULL RUN CORPORATION

                           4370 PEACHTREE ROAD, N.E.
                             ATLANTA, GEORGIA 30319

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 7, 2001

                             ---------------------

To Our Stockholders:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Bull Run Corporation, a Georgia corporation, will be held at 10:00 a.m., local time, on November 7, 2001, at the offices of Bull Run, 4370 Peachtree Road, N.E., Atlanta, Georgia, for the following purposes:

          1. To elect directors.

          2. To consider and vote upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP as the independent auditors.

          3. To consider and act upon such other business as may properly come before the meeting.

     The board of directors has fixed the close of business on September 14, 2001 as the record date for determining the holders of common stock having the right to receive notice of, and to vote at, the meeting. Only holders of record of common stock at the close of business on such date are entitled to notice of, and to vote at, the meeting. An alphabetical list of stockholders entitled to vote at the meeting, including their address and number of shares held, will be available for inspection by any stockholder, stockholder's agent or stockholder's attorney at the time and place of the meeting.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE FOREGOING PROPOSALS TO BE PRESENTED AT THE MEETING.

     Whether or not you expect to attend the meeting, please complete, sign, date and mail promptly the enclosed proxy that is being solicited on behalf of the board of directors. A return envelope that requires no postage if mailed in the United States is enclosed for that purpose. The proxies of stockholders who attend the meeting in person may be withdrawn and such stockholders may vote personally at the meeting.

                                          By Order of the Board of Directors,

                                          Robert S. Prather, Jr.
                                          President and Chief Executive Officer
Atlanta, Georgia
October 19, 2001

                         YOUR VOTE IS IMPORTANT TO US.
               PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY.

                              BULL RUN CORPORATION
                           4370 PEACHTREE ROAD, N.E.
                             ATLANTA, GEORGIA 30319
                             ---------------------

                                PROXY STATEMENT
                             ---------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 7, 2001

     This proxy statement is being furnished to the holders of Bull Run Corporation common stock in connection with the solicitation of proxies by the Bull Run board of directors for use at the annual meeting of stockholders to be held at 10:00 a.m., local time, on November 7, 2001, at the offices of Bull Run, 4370 Peachtree Road, N.E., Atlanta, Georgia, or any adjournment or postponement thereof.

     This proxy statement is first being mailed to stockholders of Bull Run on or about October 19, 2001.

PURPOSE OF THE MEETING

     - the election of directors;

     - the ratification of the appointment of PricewaterhouseCoopers LLP as the independent auditors; and

     - the transaction of such other business as may properly come before the meeting.

REQUIRED VOTES

     Election of directors is by a plurality of votes cast. Approval of the ratification of PricewaterhouseCoopers LLP as the independent auditors requires the affirmative vote of holders of a majority of the shares of Bull Run common stock present in person or represented by proxy at the meeting and entitled to vote on the proposal.

RECORD DATE AND VOTING RIGHTS

     The Bull Run board of directors has fixed the close of business on September 14, 2001 as the record date for determining holders of Bull Run common stock entitled to notice of, and to vote at, the meeting. Only holders of record of Bull Run common stock on that date will be entitled to notice of, and to vote at, the meeting. On the record date, 36,024,126 shares of Bull Run common stock were outstanding and entitled to vote. Each record holder of Bull Run common stock on the record date is entitled to cast one vote per share, exercisable in person or by properly executed proxy, on each matter properly submitted for the vote of the stockholders at the meeting.

     The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Bull Run common stock entitled to vote at the meeting is necessary to constitute a quorum and transact business at the meeting. Abstentions will be counted for purposes of determining a quorum, but will have the effect of a vote against the matters being voted upon. If a broker holding shares in street name returns an executed proxy that indicates that the broker does not have discretionary authority to vote certain shares on one or more matters, those shares will count towards determining a quorum, but will have the effect of a vote against the matters being voted upon.

VOTING AND REVOCATION OF PROXIES

     All shares of Bull Run common stock that are entitled to vote and are represented at the meeting by properly executed proxies received before or at the meeting, and not duly and timely revoked, will be voted at the meeting in accordance with the instructions indicated on the proxies. If no instructions are indicated, the proxies will be voted "FOR" the election of directors specified in this proxy statement and "FOR" the ratification of the appointment of PricewaterhouseCoopers LLP as the independent auditors of Bull Run. If any other matters are properly presented for consideration at the meeting, including consideration of a motion to adjourn or postpone the meeting to another time or place, the persons named in the enclosed form of proxy will have discretion to vote on those matters in accordance with their best judgment.

     A Bull Run stockholder may revoke his, her or its proxy at any time before its use by delivering to the Secretary of Bull Run a signed notice of revocation or a later, dated, signed proxy or by attending the meeting and voting in person. Attendance at the meeting will not, in itself, constitute the revocation of a proxy. All written notices of revocation and other communications with respect to revocation of proxies should be sent to: Bull Run Corporation, 4370 Peachtree Road, N.E., Atlanta, Georgia 30319, Attention: Corporate Secretary.

     The cost of solicitation of proxies will be paid by Bull Run. In addition to solicitation by mail, proxies may be solicited in person by directors, officers and employees of Bull Run, without additional compensation, and by telephone, telegram, facsimile or similar method. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxy material to beneficial owners. Bull Run will, upon request, reimburse them for their reasonable expenses in doing so. Bull Run has retained Mackenzie Partners, Inc. to assist in the solicitation of proxies in person and by telephone, telegram, facsimile or similar method. The fee for such services will be approximately $4,000, plus reimbursement of out-of-pocket expenses.

                             PRINCIPAL STOCKHOLDERS

     As of August 31, 2001, Bull Run knew of no person, other than those set forth below, who is the beneficial owner of more than five percent of the outstanding shares of Bull Run common stock.

                                                                   AMOUNT AND
                                                                   NATURE OF            PERCENTAGE
NAME AND ADDRESS OF BENEFICIAL OWNER(1)                       BENEFICIAL OWNERSHIP       OF CLASS
---------------------------------------                       --------------------      ----------
J. Mack Robinson............................................        8,238,049(2)(3)       22.9%
Harriett J. Robinson........................................        8,238,049(2)(3)       22.9%
Samuel R. Shapiro (4).......................................        4,528,587(4)          12.6%
Shapiro Capital Management Company, Inc. (4)................        3,860,787(4)          10.7%
Harriett J. Robinson, Trustee Jill E. Robinson Trust........        3,187,798(2)           8.8%
Robert S. Prather, Jr.......................................        3,031,738(2)(5)        8.4%
Harriett J. Robinson, Trustee Robin M. Robinson Trust.......        3,085,598(2)           8.6%
Gulf Capital Services, Ltd..................................        2,673,098(2)           7.4%
Robinson-Prather Partnership................................        2,660,598(2)           7.4%
James W. Busby (6)..........................................        2,140,206(6)           5.9%
Hilton H. Howell, Jr........................................        2,036,050(7)           5.6%
GE Capital Equity Investments, Inc..........................        1,849,287(8)           5.1%
General Electric Capital Corporation........................        1,849,287(8)           5.1%

---------------

(1) Except as noted in footnotes (4), (6) and (8), the address of each of these stockholders is 4370 Peachtree Road, N.E., Atlanta, Georgia 30319.
(2) Includes 2,660,598 shares owned by Robinson-Prather Partnership. Robinson-Prather Partnership is a Georgia general partnership, the general partners of which are Robert S. Prather, Jr., President, Chief Executive Officer, and a director of Bull Run; J. Mack Robinson, Chairman of the Board of Bull Run; Harriett J. Robinson (the wife of Mr. Robinson); Harriett J. Robinson, as trustee for Robin M. Robinson Trust; Harriett J. Robinson, as trustee for Jill E. Robinson Trust and Gulf Capital Services, Ltd. The partnership agreement for Robinson-Prather Partnership provides that Messrs. Prather and Robinson have the exclusive control of the day-to-day operations of the partnership, including the power to vote or dispose of the shares of common stock owned by Robinson-Prather Partnership. Each general partner disclaims beneficial ownership of the shares of common stock owned by Robinson-Prather Partnership, except to the extent of his pecuniary interest in such shares of common stock, which is less than the amount disclosed.
(3) Includes as to each of J. Mack Robinson and his wife, Harriett J. Robinson:
    2,334,701 shares owned directly by Mr. Robinson; 392,000 shares owned directly by Mrs. Robinson; an aggregate of 952,200 shares owned directly by the Robin M. Robinson Trust and the Jill E. Robinson Trust, of each of which Mrs. Robinson is the trustee; an aggregate of 1,886,050 shares owned by Delta Fire & Casualty Insurance Co., Delta Life Insurance Company, Bankers Fidelity Life Insurance Co. and Georgia Casualty & Surety Co., Georgia corporations of each of which Mr. Robinson is Chairman of the Board, President and/or principal stockholder (or the subsidiaries of the same); and 12,500 shares owned by Gulf Capital Services, Ltd., of which Mr. Robinson is a general partner. Each of Mr. and Mrs. Robinson disclaims beneficial ownership of the shares owned by the Robin M. Robinson Trust, the Jill E. Robinson Trust, Delta Fire & Casualty Insurance Co., Delta Life Insurance Company, Bankers Fidelity Life Insurance Co., Georgia Casualty & Surety Co. and each other.
(4) Based on a Schedule 13G dated February 9, 2001, the address for Mr. Shapiro and Shapiro Capital Management Company, Inc., a Georgia corporation, is 3060 Peachtree Road, N.W., Atlanta, Georgia 30305. The Schedule 13G reports that Mr. Shapiro is the President, a director and majority stockholder of Shapiro Capital Management, Inc., which reported voting and dispositive power for 3,860,787 shares of Common Stock. Additionally, the Schedule 13G reported sole voting and dispositive power for 566,500 shares owned by The Kaleidoscope Fund, L.P., a Georgia limited partnership, and 101,300 shares owned by Mr. Shapiro's wife. Shapiro Capital Management, Inc. is an investment adviser under the Investment Advisers Act of 1940, having the authority to direct investments of its advisory clients. Mr. Shapiro disclaims beneficial ownership of all securities reported herein by Shapiro Capital Management, Inc.
(5) Includes 147,740 shares issuable upon the exercise of options which are currently exercisable or are exercisable within 60 days after August 31, 2001.
(6) Includes an aggregate of 62,044 shares owned by Mr. Busby's two children and 15,000 shares issuable upon the exercise of options which are currently exercisable or are exercisable within 60 days after August 31, 2001. The address for Mr. Busby is 1936 London Lane, Wilmington, North Carolina 28405.
(7) Includes 150,000 shares issuable upon the exercise of options which are currently exercisable or are exercisable within 60 days after August 31, 2001; and an aggregate of 1,886,050 shares owned by Delta Fire & Casualty Insurance Co., Delta Life Insurance Co., Bankers Fidelity Life Insurance Co. and Georgia Casualty & Surety Co., Georgia corporations of each of which Mr. Howell is Executive Vice President. Mr. Howell is married to Robin R. Howell, Mr. Robinson's daughter and a beneficiary of the Robin M. Robinson Trust, which is a general partner of Robinson-Prather Partnership. Mr. Howell disclaims beneficial ownership of the shares of Common Stock owned by Delta Fire & Casualty Insurance Co., Delta Life Insurance Company, Bankers Fidelity Life Insurance Co., Georgia Casualty & Surety Co., Robinson-Prather Partnership and the Robin M. Robinson Trust.
(8) Based on a Schedule 13G dated February 15, 2000, the address for GE Capital Equity Investments, Inc., a Delaware corporation ("GECEI"), and General Electric Capital Corporation, a New York corporation ("GE Capital"), is 120 Long Ridge Road, Stamford, Connecticut 06927. The Schedule 13G reports that GECEI is a subsidiary of GE Capital, which reported voting and dispositive power for 1,849,287 shares of Common Stock. GECEI and GE Capital disclaim beneficial ownership of all securities reported herein.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth information regarding the beneficial ownership of Bull Run common stock as of August 31, 2001 by (1) each director and nominee for director, (2) each named executive officer of Bull Run and (3) all current directors and executive officers of Bull Run as a group.

                                                                AMOUNT AND NATURE OF
                                                                BENEFICIAL OWNERSHIP
                                                                 OF BULL RUN COMMON
                                                                    STOCK AS OF           PERCENTAGE
NAME OF BENEFICIAL OWNER            POSITION WITH BULL RUN        AUGUST 31, 2001          OF CLASS
------------------------        ------------------------------  --------------------      ----------
J. Mack Robinson..............  Chairman of the Board                 8,238,049(2)(3)       22.9%
Robert S. Prather, Jr.........  Director; President and Chief         3,031,738(1)(2)        8.4%
                                  Executive Officer
James W. Busby................  Director                              2,140,206(1)(4)        5.9%
Hilton H. Howell, Jr..........  Director; Vice President and          2,036,050(1)(5)        5.6%
                                  Secretary
W. James Host.................  Director                              1,829,719(1)           5.0%
Frederick J. Erickson.........  Vice President -- Finance               111,458(1)            (6)
Gerald N. Agranoff............  Director                                100,000(1)            (6)
Monte C. Johnson..............  Director                                 89,332(1)            (6)
All current directors and
  current executive officers
  as a group (8 persons)......                                       13,017,404(7)          34.9%

---------------

(1) Includes, as to Mr. Prather, 147,740 shares of Bull Run common stock; as to Mr. Busby, 15,000 shares of Bull Run common stock; as to Mr. Howell, 150,000 shares of Bull Run common stock; as to Mr. Host, 654,658 shares of Bull Run common stock; as to Mr. Agranoff, 100,000 shares of Bull Run common stock; as to Mr. Erickson, 102,000 shares of Bull Bun common stock; and as to Mr. Johnson, 81,832 shares of Bull Run common stock; which each had the right to acquire through exercise of options which are currently exercisable or exercisable within 60 days after August 31, 2001.
(2) Includes 2,660,598 shares owned by Robinson-Prather Partnership. Robinson-Prather Partnership is a Georgia general partnership, the general partners of which are Robert S. Prather, Jr., President, Chief Executive Officer, and a director of Bull Run, J. Mack Robinson, Chairman of the Board of Bull Run, Harriett J. Robinson (the wife of Mr. Robinson); Harriett J. Robinson, as trustee for the Robin M. Robinson Trust; Harriett J. Robinson, as trustee for the Jill E. Robinson Trust; and Gulf Capital Services, Ltd. The partnership agreement for Robinson-Prather Partnership provides that Messrs. Prather and Robinson have the exclusive control of the day-to-day operations of the partnership, including the power to vote or dispose of the shares of Bull Run common stock owned by Robinson-Prather Partnership. Each of Messrs. Robinson and Prather disclaims beneficial ownership of the shares of Bull Run common stock owned by Robinson-Prather Partnership, except to the extent of his pecuniary interest in such shares of Bull Run common stock, which is less than the amount disclosed.
(3) Includes 2,334,701 shares owned directly by Mr. Robinson; 392,000 shares owned directly by Harriett J. Robinson, Mr. Robinson's wife; an aggregate of 952,200 shares owned directly by the Robin M. Robinson Trust and the Jill E. Robinson Trust, of each of which Mrs. Robinson is the trustee; an aggregate of 1,886,050 shares owned by Delta Fire & Casualty Insurance Co., Insurance Company, Delta Life Bankers Fidelity Life Insurance Co. and Georgia Casualty and Surety Co., of each of which Mr. Robinson is Chairman of the Board, President and/or principal stockholder (or the subsidiaries of the same);and 12,500 shares owned by Gulf Capital Services, Ltd., of which Mr. Robinson is a general partner. Each of Mr. and Mrs. Robinson disclaims beneficial ownership of the shares of Common Stock owned by the Robin M. Robinson Trust, the Jill E. Robinson Trust, Delta Fire & Casualty Insurance Co., Delta Life Insurance Company, Bankers Fidelity Life Insurance Co., Georgia Casualty & Surety Co. and each other.
(4) Includes an aggregate of 62,044 shares owned by Mr. Busby's two children.

(5) Includes an aggregate of 1,886,050 shares owned by Delta Fire & Casualty Insurance Co., Delta Life Insurance Co., Bankers Fidelity Life Insurance Co., and Georgia Casualty & Surety Co., of each of which Mr. Howell is Executive Vice President. Mr. Howell is married to Robin R. Howell, Mr. Robinson's daughter and a beneficiary of the Robin M. Robinson Trust, which is a general partner of Robinson-Prather Partnership. Mr. Howell disclaims beneficial ownership of the shares of Common Stock owned by Delta Fire & Casualty Insurance Co., Delta Life Insurance Company, Bankers Fidelity Life Insurance Co., Georgia Casualty & Surety Co., Robinson-Prather Partnership, and the Robin M. Robinson Trust.
(6) Less than 1%.
(7) Includes 1,251,230 shares of Bull Run common stock issuable upon the exercise of options which are currently exercisable or are exercisable within 60 days after August 31, 2001.

     Except as noted in the footnotes above, (i) none of such shares is known by Bull Run to be shares with respect to which such beneficial owner has the right to acquire such shares and (ii) Bull Run believes that the beneficial holders listed above have sole voting and investment power regarding the shares shown as being beneficially owned by them.

                             ELECTION OF DIRECTORS

NOMINEES

     At the Bull Run meeting, seven directors are to be elected to hold office (subject to Bull Run's bylaws) until the next annual meeting of stockholders and until their successors have been elected and qualified. In case any nominee listed in the table below should be unavailable for any reason, which management has no reason to anticipate, the proxy will be voted for any substitute nominee or nominees who may be selected by management prior to or at the meeting or, if no substitute is selected by management prior to or at the meeting, for a motion to reduce the membership of the board to the number of nominees available.

     Set forth below is certain information concerning each of the nominees.

                                                 PRINCIPAL OCCUPATION DURING THE             YEAR FIRST
                                                 PAST FIVE YEARS, ANY OFFICE HELD            ELECTED A
             NAME                AGE          WITH BULL RUN, AND OTHER DIRECTORSHIPS          DIRECTOR
             ----                ---   ----------------------------------------------------  ----------
J. Mack Robinson...............  78    Chairman of the Board since 1994 and Secretary and       1992
                                       Treasurer of Bull Run in 1994; Chairman of the Board
                                       and President of Delta Life Insurance Company since
                                       1958; President of Atlantic American Corporation,
                                       (an insurance holding company) from 1988 to 1995,
                                       and Chairman of the Board of Atlantic American
                                       Corporation since 1974; director of Gray
                                       Communications Systems, Inc. (a media corporation)
                                       since 1993 and President and Chief Executive Officer
                                       since 1996.
Gerald N. Agranoff.............  54    Managing general partner of SES Family Investment &      1990
                                       Trading Partnership, L.P. (an investment
                                       partnership); member of Asher B. Edelman &
                                       Associates, LLC (a manager for a value oriented
                                       investment fund); and a general partner of, and
                                       general counsel to, Edelman Securities Company, L.P.
                                       (a registered broker-dealer), having been affiliated
                                       with the firm since 1982; Vice Chairman, Acting
                                       President and a director of Dynacore Holdings
                                       Corporation; director of Canal Capital Corporation
                                       and Atlantic Gulf Communities Corporation.
James W. Busby.................  47    President of Del Mar of Wilmington Corporation (a        1994
                                       real estate development company) since 1997;
                                       President of Datasouth Computer Corporation, a
                                       subsidiary of Bull Run since 1994, from 1984 to
                                       1997; one of the founders of Datasouth in 1977,
                                       serving as Secretary from 1977 until 1984.
W. James Host..................  63    Chief Executive Officer of Host Communications,          1999
                                       Inc., a subsidiary of Bull Run since 1999, since
                                       founding the company in 1972; director of Rawlings
                                       Sporting Goods Company, Inc.
Hilton H. Howell, Jr...........  39    Vice President and Secretary of Bull Run since 1994;     1994
                                       President and Chief Executive Officer of Atlantic
                                       American Corporation (an insurance holding company)
                                       since 1995 and Executive Vice President from 1992 to
                                       1995; Executive Vice President and General Counsel
                                       of Delta Life Insurance Company and Delta Fire &
                                       Casualty Insurance Co. since 1991; director of Gray
                                       Communications Systems, Inc since 1993 and Executive
                                       Vice President since 2000.

                                                 PRINCIPAL OCCUPATION DURING THE             YEAR FIRST
                                                 PAST FIVE YEARS, ANY OFFICE HELD            ELECTED A
             NAME                AGE          WITH BULL RUN, AND OTHER DIRECTORSHIPS          DIRECTOR
             ----                ---   ----------------------------------------------------  ----------
Monte C. Johnson...............  64    Self-employed as a business consultant since 1987;       2001
                                       President of KAJO, Inc. (an oil and gas operating
                                       company) since 1995.
Robert S. Prather, Jr..........  56    President and Chief Executive Officer of Bull Run        1992
                                       since 1992; director of Gray Communications Systems,
                                       Inc. since 1993 and Executive Vice President since
                                       1996; director of The Morgan Group, Inc.; director
                                       of Swiss Army Brands, Inc.; director of Rawlings
                                       Sporting Goods Company, Inc.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires Bull Run's directors and executive officers, and persons who own more than 10 percent of the Bull Run common stock, to file with the Securities and Exchange Commission initial reports of ownership (Form 3) and reports of changes in ownership (Forms 4 and 5) of Common Stock. To Bull Run's knowledge, based solely on review of the copies of such reports furnished to Bull Run and representations that no other reports were required during the year ended June 30, 2001, all Section 16(a) filing requirements applicable to Bull Run's officers, directors and greater than 10 percent beneficial owners were met.

BOARD COMMITTEES AND MEMBERSHIP

     The Bull Run board of directors has an Audit Committee, the purpose of which is to review and evaluate the results and scope of the audit and other services provided by Bull Run's independent auditors, as well as Bull Run's accounting principles and system of internal accounting controls, and to review and approve any transactions between Bull Run and its directors, officers or significant stockholders. The Audit Committee held seven meetings during the fiscal year ended June 30, 2001. The members of the Audit Committee are Messrs. Agranoff, Busby and Johnson. Mr. Johnson replaced Mr. Howell on the Audit Committee upon Mr. Johnson's appointment to the Bull Run board of directors in March 2001.

     The Bull Run board has a Management Compensation and Stock Option Committee, the purpose of which is to set the compensation of Bull Run's President and Chief Executive Officer and other executive officers and to review executive job performance, as well as the overall management compensation program. The Compensation and Stock Option Committee held one meeting during the fiscal year ended June 30, 2001, and its members are Messrs. Agranoff, Busby and Robinson.

     Bull Run does not have a nominating committee. The Bull Run board of directors held four meetings during the fiscal year ended June 30, 2001. During the fiscal year ended June 30, 2001, each of the directors standing for election attended at least 75% of the aggregate number of meetings of the board of directors and meetings of all committees of the board on which such directors served.

                            MANAGEMENT COMPENSATION

     The following table contains information about the compensation earned by Bull Run's President and Chief Executive Officer and the other executive officer of Bull Run who earned more than $100,000 for the fiscal year ended June 30, 2001.

                           SUMMARY COMPENSATION TABLE

                                                                        LONG TERM
                                                                   COMPENSATION AWARDS
                                                               ----------------------------
                                         ANNUAL COMPENSATION   RESTRICTED     SECURITIES
                                         -------------------     STOCK        UNDERLYING       ALL OTHER
 NAME AND PRINCIPAL POSITION    YEAR      SALARY     BONUS       AWARDS     OPTIONS SARS(#)   COMPENSATION
 ---------------------------   -------   --------   --------   ----------   ---------------   ------------
Robert S. Prather, Jr........     2001   $428,062   $150,000      --        700,000 shares     $10,200(1)
  President and Chief             2000   $388,000   $125,000      --              --           $10,000(1)
  Executive Officer of            1999
  Bull Run                     (6 mos.)  $176,346         --      --              --           $ 9,600(1)
                                  1998   $339,580   $125,000      --              --           $ 9,600(1)
Frederick J. Erickson........     2001   $151,615   $ 50,000      --        100,000 shares     $ 9,455(1)
  Vice President -- Finance
     of                           2000   $140,500   $ 36,377      --              --           $10,613(1)
  Bull Run                        1999
                               (6 mos.)  $ 65,846         --      --         50,000 shares     $ 5,298(1)
                                  1998   $122,962   $ 22,450      --              --           $ 9,600(1)

---------------

(1) Consists of employer contributions to the defined contribution retirement plan.

     Directors of Bull Run or its subsidiaries are entitled to a fee of $15,000 per year for their services as directors and are reimbursed for their expenses for each meeting attended. Beginning with the fiscal year ending June 30, 2002, Audit Committee members will be compensated $1,000 for each meeting attended in person, and $500 for each meeting attended telephonically. Robert S. Prather, Jr., a director who is also an employee of Bull Run, received fees of $15,000 during the fiscal year ended June 30, 2001 for his services as a director. During the fiscal year ended June 30, 2001, W. James Host waived his right to receive a director's fee. During the fiscal year ended June 30, 2001, J. Mack Robinson, Chairman of the Board of Bull Run, was granted an option to purchase up to 350,000 shares of Bull Run common stock at an exercise price of $1.49 per share (110% of the market value of Bull Run common stock on the date of grant) under the 1994 Long Term Incentive Plan. Directors who are not employees of Bull Run or its subsidiaries are eligible to receive stock options under Bull Run's Non-Employee Directors' 1994 Stock Option Plan. In 2001, 2000 and 1999, each of Gerald N. Agranoff and James W. Busby, directors of Bull Run, was granted in each year an option to purchase up to 5,000 shares of Bull Run common stock at an exercise price of $2.06, $3.94 and $4.38 per share, respectively, (the market value of Bull Run common stock on the date of grant) under the 1994 Non-Employee Directors' Plan.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     J. Mack Robinson, Gerald N. Agranoff and James W. Busby are the members of Bull Run's Compensation and Stock Option Committee. Mr. Robinson, Bull Run's Chairman of the Board, is also President and Chief Executive Officer of Gray Communications Systems, Inc., Bull Run's 13.0%-owned affiliate, and serves on the Compensation Committee of Gray. Robert S. Prather, Jr., President, Chief Executive Officer and a director of Bull Run, is also an Executive Vice President and a director of Gray. Hilton H. Howell, Jr., Vice President, Secretary and a director of Bull Run, is also an Executive Vice President and a director of Gray. Mr. Busby was President of Datasouth Computer Corporation, Bull Run's wholly owned subsidiary until its sale in 2001, from 1984 until his retirement in 1997.

     Bull Run provides consulting services to Gray from time to time in connection with Gray's acquisitions, dispositions and acquisition financing. During the fiscal year ended June 30, 2001, Bull Run did not provide Gray any such services. Gray also owns an option to purchase Bull Run's investment in Sarkes Tarzian, Inc.

Fees paid to Bull Run by Gray in connection with this option and a related finder's fee were $1,683,900 during the fiscal year ended June 30, 2001.

EMPLOYMENT AGREEMENTS

     Bull Run had no employment agreements with any of its executive officers during the year ended June 30, 2001.

STOCK OPTIONS

     The following table sets forth information concerning stock options granted during the fiscal year ended June 30, 2001 to the named executive officers. The options were granted pursuant to the Bull Run's 1994 Long Term Incentive Plan.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                     POTENTIAL REALIZABLE VALUE
                                          % OF TOTAL                                   AT ASSUMED ANNUAL RATES
                            NUMBER OF      OPTIONS                                         OF STOCK PRICE
                           SECURITIES     GRANTED TO                                      APPRECIATION FOR
                           UNDERLYING     EMPLOYEES     EXERCISE                           OPTION TERM (3)
                             OPTIONS      IN FISCAL     OR BASE                      ---------------------------
          NAME             GRANTED (#)      PERIOD       PRICE     EXPIRATION DATE     5% ($)         10% ($)
          ----             -----------    ----------    --------   ---------------   -----------   -------------
Robert S. Prather, Jr....    700,000(1)                  $1.35     April 23, 2011     $537,294      $1,415,306
Frederick J. Erickson....    100,000(1)                  $1.35     April 23, 2011       76,756         202,187
                             -------                                                  --------      ----------
                             800,000        58.8%(2)                                  $614,050      $1,617,493
                             =======                                                  ========      ==========

---------------

(1) Qualified incentive options issued under Bull Run's 1994 Long Term Incentive Plan.
(2) Options for a total of 1,360,000 shares were granted to employees during the fiscal year ended June 30, 2001.
(3) Represents the potential appreciation of the options over their stated term, based upon assumed compounded rate of appreciation of 5% per year and 10% per year, using the June 30, 2001 market value of $1.30 as the basis upon which the price appreciates. The amounts set forth in these columns are not intended as forecasts of future appreciation, which is dependent upon the actual increase, if any, in the market price of the underlying shares, and there is no assurance that the amounts of appreciation shown in the table actually will be realized.

     The following table sets forth information concerning outstanding and unexercised options held by the named executive officers set forth in the table above as of June 30, 2001.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                                       VALUE OF
                                                                           CLOSING   UNEXERCISABLE   EXERCISABLE
                                  EXERCISABLE   UNEXERCISABLE   EXERCISE   PRICE @   IN-THE-MONEY    IN-THE-MONEY
NAME                                OPTIONS        OPTIONS       PRICE     6/30/01      OPTIONS        OPTIONS
----                              -----------   -------------   --------   -------   -------------   ------------
Robert S. Prather, Jr...........     72,740             --       $0.34      $1.30          --          $ 69,634
                                     75,000             --       $0.75      $1.30          --            41,250
                                         --        700,000       $1.35      $1.30          --                --
                                    -------        -------                               ----          --------
                                    147,740        700,000                               $-0-          $110,884
                                    =======        =======                               ====          ========
Frederick J. Erickson...........     72,000             --       $0.88      $1.30          --          $ 30,600
                                     30,000         20,000       $3.69      $1.30          --                --
                                         --        100,000       $1.35      $1.30          --                --
                                    -------        -------                               ----          --------
                                    102,000        120,000                               $-0-          $ 30,600
                                    =======        =======                               ====          ========

REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE

     Bull Run's executive compensation program is administered by the Management Compensation and Stock Option Committee of the board of directors, a committee currently composed of Gerald N. Agranoff, James W. Busby and J. Mack Robinson, all of whom are non-employee directors. The Compensation Committee makes recommendations to the board of directors concerning the overall philosophy of Bull Run's executive compensation program, which consists of base salaries, annual incentives and long-term incentives, and makes determinations with respect to the grant of incentive awards, stock options and restricted stock awards to the executive officers and certain employees of Bull Run and its subsidiaries.

     Executive Compensation Philosophy. Bull Run's executive compensation program is designed to attract, retain and motivate qualified executive personnel by recognizing and rewarding their accomplishments in support of Bull Run and its subsidiaries' businesses. The Compensation Committee's approach to structuring the total compensation package emphasizes base salary and annual incentive opportunities, along with significant long-term incentive opportunities that strongly link executive rewards to long-term stockholder value creation. Bull Run does not provide any significant executive perquisites as part of this total compensation package.

     Competitive Market Reviews. Each year the Compensation Committee reviews Bull Run's executive compensation philosophy and the effectiveness and competitiveness of key executive compensation programs. The Compensation Committee determines what changes, if any, are appropriate in the compensation programs for the following year. In conducting this annual review, the Compensation Committee may use salary surveys, reports and other data prepared by independent compensation consultants, although it did not do so in fiscal 2001.

     Components of the Executive Compensation Program. The Compensation Committee's policy for determining an executive's base salary, annual incentive award and long-term incentive compensation is based on the responsibility of such executive, his impact on the operations and profitability of Bull Run or of the business unit for which such executive has operating responsibility and the knowledge and experience of such executive. The following describes the various factors affecting the Compensation Committee's decisions relating to each component of Bull Run's executive compensation package:

          Base Salary. Base salary is intended to provide compensation equal to the average compensation levels at comparable companies for equivalent positions. Although the Compensation Committee believes that its compensation structure is similar to that of other comparable companies, it did not specifically compare such structure with that of other companies in fiscal 2001.

          Annual Incentive Awards. Each executive officer is eligible to receive an annual cash incentive award. The amount of the award, like the base salary level, is set with reference to competitive conditions, as will as to the individual's responsibility, knowledge, and experience, and his contribution to Bull Run or to the business unit for which the individual is responsible. Since these determinations are subjective in nature, the Compensation Committee does not assign relative weights to the matters considered. In 2000, the annual incentive award for Messrs. Prather (President and Chief Executive Officer) and Erickson (Vice
     President - Finance) represented 35% and 33%, respectively, of their base salaries.

          Long-Term Incentive Compensation. Bull Run's long-term incentive compensation program is designed to provide equity awards, which are intended to be directly related to the creation of value for Bull Run's stockholders. Long-term incentive compensation consists principally of stock options that generally vest over a period of three to five years. The principal purpose of the long-term incentive compensation program is to reward Bull Run's executives for enhancing the value of Bull Run and, hence, the price of Bull Run common stock and, therefore, stockholders' return. Additionally, this component of the compensation program (through deferred vesting) is designed to create an incentive for the individual to remain with Bull Run. During fiscal 2001, options were granted to the executive officers of Bull Run because, in the case of Mr. Prather, he had options expiring in 2001 and had not received an option award since 1996, except for options granted to Mr. Prather as a result of the terms of a merger agreement whereby Mr. Prather's options to purchase shares of Host Communications, Inc. were exchanged for options to purchase shares of Bull Run, and in the case of Mr. Erickson, he had not been issued options since 1999.

          Benefits. Bull Run offers basic benefits, such as medical, life and disability insurance, which Bull Run believes are comparable to those provided by other companies similar to Bull Run. Bull Run does not have an executive retirement plan nor does it provide other benefits, such as country club memberships, financial counseling or supplemental medical plans.

          Chief Executive Officer. Mr. Prather's base salary for fiscal 2001 was the same as his base salary for fiscal 2000, which was set under a previous employment agreement, and the amount of his annual incentive award for fiscal 2001 was based on the philosophy and programs described above. The fiscal 2001 annual incentive award principally reflected the achievement of many of Bull Run's fiscal 2001 business objectives and also included the Compensation Committee's subjective evaluation of Mr. Prather's performance during fiscal 2001.

Submitted by the Management Compensation and Stock Option Committee of the board of directors

                           J. Mack Robinson, Chairman
                               Gerald N. Agranoff
                                 James W. Busby

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the board of directors is composed of three directors in 2001 who are independent and financially literate within the meaning of the Nasdaq Stock Market listing standards regarding audit committees. In accordance with its written charter, which was originally approved by the board on May 30, 2000, and on August 27, 2001 as amended and in its current form, the Audit Committee assists the board in the oversight of the quality and integrity of the accounting, auditing and financial reporting practices of Bull Run. A copy of the Audit Committee's charter is attached as Exhibit A. In addition, the Audit Committee recommends to the full Board the selection of Bull Run's independent auditors.

     Management has primary responsibility for Bull Run's financial statements and the overall reporting process, including Bull Run's system of internal controls. PricewaterhouseCoopers LLP, Bull Run's independent auditors, audits the annual consolidated financial statements prepared by management and expresses an opinion on whether those statements fairly present in all material respects Bull Run's financial position, results of operations, and cash flows in conformity with accounting principles generally accepted in the United States of America. The Audit Committee has reviewed Bull Run's audited consolidated financial statements for the year ended June 30, 2001 and discussed them with both management and PricewaterhouseCoopers LLP. Based upon this review, the Audit Committee recommended to the full board that the audited consolidated financial statements be included in Bull Run's Annual Report on Form 10-K for the fiscal year ended June 30, 2001 and filed with the Securities and Exchange Commission.

     The Audit Committee has also discussed with PricewaterhouseCoopers LLP the matters required to be discussed by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, Communication with Audit Committees, issued by the Auditing Standards Board of the American Institute of Certified Public Accountants.

     The Audit Committee has received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards No. 1, Independence Discussions with Audit Committees, as amended, issued by the Independence Standards Board, and has discussed with PricewaterhouseCoopers LLP its independence from Bull Run. In addition, the Audit Committee has considered whether the provision of the non-audit services provided by PricewaterhouseCoopers LLP is compatible with maintaining PricewaterhouseCoopers LLP's independence.

Submitted by the Audit Committee of the board of directors

                          Gerald N. Agranoff, Chairman
                                 James W. Busby
                                Monte C. Johnson

FEES

     The following table displays the aggregate fees billed to Bull Run during the year ended June 30, 2001 by Bull Run's former independent auditors, Ernst & Young LLP.

DESCRIPTION OF SERVICES                                        AMOUNT
-----------------------                                       --------
Audit fees..................................................  $249,322
Financial information systems design and implementation
  fees......................................................      None
All other fees..............................................  $377,251

     There were no fees billed to Bull Run during the year ended June 30, 2001 by Bull Run's current independent auditors, PricewaterhouseCoopers LLP.

CERTAIN TRANSACTIONS

     Bull Run leases office space from Delta Life Insurance Company, a company of which J. Mack Robinson is chairman of the board and principal stockholder. Mr. Robinson is the chairman of the board of Bull Run. The term of the lease is for 10 years beginning January 1, 1993 and requires total basic annual rent payments of $164,976 over the 10-year term, plus a pro rata share of expenses.

     In 1998, Bull Run purchased under its previously announced Stock Repurchase Program, 40,000 shares of Bull Run common stock from Gerald N. Agranoff, a director of Bull Run, for $3.69 per share, the market price of the Bull Run common stock on the date of the purchase. Also in 1998, James W. Busby, a director of Bull Run, exercised an option to purchase 225,000 shares of Bull Run common stock at $.96 per share by exchanging 50,956 shares of Bull Run common stock at its then current market price of $4.25 per share.

     In connection with a commitment to lend up to $130 million to Bull Run, Mr. Robinson, Bull Run's chairman of the board, executed a guarantee agreement in favor of the bank, for which he received in 2001 compensation consisting of 873,655 shares of Bull Run common stock, valued at approximately $1,449,000 and in 2000, 304,688 shares of Bull Run common stock, valued at approximately $1,219,000. Such agreement provides that if Bull Run defaults on its bank loan, Mr. Robinson will repay the amount of such loan to the bank. If Mr. Robinson is obligated to pay such amount, he would have the right to any or all of Bull Run's collateral under such loan as would be necessary for him to recoup his obligation, with such collateral including Bull Run's investments in Gray class A and class B common stock, warrants to purchase Gray class A and class B common stock, and Gray series A and series B preferred stocks and Sarkes Tarzian, Inc. common stock. Mr., Robinson will be released from the guarantee agreement under certain conditions, which include repayment of all or a specified portion of the debt.

     Bull Run issued 3,000 shares of its series A preferred stock in June 2001 to Mr. Robinson and companies of which Mr. Robinson is an executive officer and/or principal stockholder. The preferred stock includes detachable warrants to purchase 1,304,349 shares of Bull Run common stock for $2.30 per share. Of these warrants, 782,604 were vested upon issuance, with the remaining warrants vesting in five equal annual installments commencing June 30, 2002, providing the preferred stock remains outstanding. The holder of the preferred stock is entitled to receive, as, when and if declared by the Board of Directors, dividends at an annual rate of $90.00 per share in cash, except that, until the second anniversary of the date of issuance of the preferred stock, Bull Run may, at its option, pay such dividends in cash or in additional shares of preferred stock. The liquidation and redemption price of the preferred stock is $1,000 per share.

     Prior to December 17, 1999, the date on which Host Communications was acquired by the Bull Run, Host Communications loaned Mr. Host, a director of Bull Run and Chief Executive Officer of Host Communications, $385,000 under an interest-bearing demand note. Interest accrued through December 17, 1999 was $229,610. The note has been non-interest bearing since December 17, 1999. In connection with the bank commitment discussed above, Mr. Host executed an agreement in favor of the bank, under which he pledged $3,000,000 in cash, 1,113,667 shares of Bull Run common stock and options to purchase 53,600 shares of Bull Run common stock. In connection with such pledge, Bull Run forgave $162,500 of the interest accrued and payable on Mr. Host's note to Host Communications, representing 1.625% of the value of Mr. Host's pledged assets, in each of 2000 and 2001.

     On March 1, 1999, Bull Run executed an option agreement with Gray, whereby Gray has the option to acquire Bull Run's investment in Sarkes Tarzian, Inc. from Bull Run for $10 million plus related costs. Gray has the ability to extend the option period in 30 day increments at a fee of $66,700 per extension, and has extended this option through December 31, 2001. In connection with the option agreement, Bull Run received from Gray warrants to acquire 100,000 shares of Gray's class B common stock at $13.625 per share. The warrants will vest immediately upon Gray's exercise of the option. The warrants expire 10 years from the date on which Gray exercises its option.

     W. James Host, a director of Bull Run, owns a 10 percent interest in the owner of two buildings leased to Host Communications, a subsidiary of Bull Run, for an aggregate rental of approximately $500,000 per year.

     W. James Host has an agreement with Host Communications, under which he is entitled to receive $200,000 annually, in monthly installments for a period of eight years commencing with the termination of his employment with Host Communications.

     In connection with Bull Run's acquisition of Host Communications in December 1999, Bull Run issued W. James Host, Robert S. Prather, Jr., and certain other stockholders of Host Communications, as partial consideration for Mr. Host's, Mr. Prather's and such other stockholders' securities in Host Communications, Bull Run's 8% promissory note due in January 2003. The principal amount of Mr. Host's promissory note is $1,760,600 and the principal amount of Mr. Prather's promissory note is $72,422.

PERFORMANCE GRAPH

     The following graph compares the cumulative total return on Bull Run common stock during the past five years with the cumulative total return during the same period of the stocks which comprise the Nasdaq Stock Market (U.S. Companies) and the Dow Jones Advertising Index.

     The Nasdaq Stock Market (U.S. Companies) and the Dow Jones Advertising Index are weighted by market capitalization. Bull Run has selected the Dow Jones Advertising Index as a result of its acquisition of Host Communications, Inc. in December 1999, the broad industry in which this wholly-owned subsidiary principally operates.

     The graph reflects the investment of $100 on June 30, 1995 in Bull Run common stock, in the stocks in the Nasdaq Stock Market (U.S. Companies) and the Dow Jones Advertising Index. Dividends are assumed to have been reinvested as paid.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURNS

                               PERFORMANCE GRAPH

                                                                                                               CUMULATIVE
                                        6/28/96     6/30/97     6/30/98     6/30/99     6/30/00     6/30/01      RETURN
                                       ---------   ---------   ---------   ---------   ---------   ---------   ----------
Bull Run Corporation                     100.0       100.0       185.7       159.5        78.6        49.6       -50.4%
Dow Jones Advertising Index              100.0       124.3       189.5       256.7       316.9       247.2       147.2%
Nasdaq Stock Market (U.S. Companies)     100.0       121.6       160.1       230.2       340.4       184.5        84.5%

Dow Jones Advertising Index includes companies whose SIC (Standard Industrial Classification) begins with 731.

                    RATIFICATION OF APPOINTMENT OF AUDITORS

     Bull Run's board of directors recommends that the stockholders ratify the appointment of PricewaterhouseCoopers LLP to audit the books and accounts of Bull Run for the fiscal year ending June 30, 2002. In August 2001, Bull Run dismissed the firm of Ernst & Young LLP as its independent accountants and replaced them with PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP audited Bull Run's books and accounts for the fiscal year ended June 30, 2001.

     Representatives of PricewaterhouseCoopers LLP are expected to be available at the meeting of stockholders to respond to appropriate questions and will be given the opportunity to make a statement if they so desire.

                             STOCKHOLDER PROPOSALS

     If a Bull Run stockholder notifies Bull Run after August 16, 2002 of an intent to present a proposal at Bull Run's 2002 Annual Meeting, Bull Run will have the right to exercise its discretionary voting authority with respect to such proposal, if presented at the meeting, without including information regarding such proposal in its proxy materials. Stockholder proposals to be presented at the 2002 Annual Meeting must be received by Bull Run on or before May 31, 2002 for inclusion in the proxy statement and proxy card relating to that meeting. Such proposals must also meet the other requirements of the rules of the Securities and Exchange Commission relating to stockholders' proposals.

                  WHERE STOCKHOLDERS CAN FIND MORE INFORMATION

     Bull Run has filed an Annual Report on Form 10-K for the fiscal year ended June 30, 2001 with the Securities and Exchange Commission. Stockholders may obtain, without charge, a copy of the Form 10-K (without exhibits) by requesting a copy on Bull Run's Internet web site at www.bullruncorp.com or in writing or by telephone from Bull Run at the following address:

         Bull Run Corporation
         4370 Peachtree Road, N.E.
         Atlanta, Georgia 30319
         (404) 266-8333
         Attention: Investor Relations

     The exhibits to the Form 10-K are available upon payment of charges that approximate Bull Run's reproduction costs. If you would like to request documents, please do so by October 29, 2001 to receive them before the Bull Run stockholders' annual meeting.

By Order of the Board of Directors,

Robert S. Prather, Jr.
President and Chief Executive Officer

Atlanta, Georgia
October 19, 2001

STOCKHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOUR PROMPT RESPONSE WILL BE HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

                                                                       EXHIBIT A

                              BULL RUN CORPORATION
                            AUDIT COMMITTEE CHARTER

ORGANIZATION

     This charter governs the operations of the audit committee of the board of directors of Bull Run Corporation. The committee shall review and reassess this charter at least annually and obtain the approval of the board of directors. The committee shall be appointed by the board of directors and shall be composed of at least three directors, each of whom is independent of management and Bull Run. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and Bull Run. All committee members shall be financially literate (or shall become financially literate within a reasonable period of time after appointment to the committee) and at least one member shall have accounting or related financial management expertise.

STATEMENT OF POLICY

     The audit committee shall provide assistance to the board of directors in fulfilling its oversight responsibility to the stockholders, potential stockholders, the investment community, and others relating to the Bull Run's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the annual independent audit of Bull Run's financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, and management of Bull Run. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of Bull Run and the power to retain outside counsel or other experts for this purpose.

RESPONSIBILITIES AND PROCESSES

     The primary responsibility of the audit committee is to oversee Bull Run's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing Bull Run's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

     The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

     The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of Bull Run's stockholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee is responsible for insuring that the outside auditors submit on a periodic basis to the committee a formal written statement delineating all relationships between the auditor and Bull Run as required by the Independence Standards Board.

     Annually, the committee shall review and recommend to the board the selection of Bull Run's independent auditors, subject to stockholders' approval.

     The committee shall discuss with the independent auditors the overall scope and plans for their audits, including the adequacy of staffing and compensation. Also, the committee shall discuss with management, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including Bull Run's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the committee shall meet separately with the independent auditors, with and without management present, to discuss the results of the auditors' examinations.

     The committee shall review the interim financial statements with management and the independent auditors prior to the filing of Bull Run's Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

     The committee shall review with management the financial statements to be included in Bull Run's Annual Report on Form 10-K (or the annual report to stockholders if distributed prior to the filing of the Form 10-K), including management's judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

                              BULL RUN CORPORATION
                           4370 PEACHTREE ROAD, N.E.
                             ATLANTA, GEORGIA 30319

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

                                NOVEMBER 7, 2001

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

    The undersigned stockholder of Bull Run hereby appoints each of Robert S. Prather, Jr. and Frederick J. Erickson, attorneys and proxies, with full power of substitution, to represent the undersigned and vote all shares of the common stock of Bull Run which the undersigned is entitled to vote, with all powers the undersigned would possess if personally present, at the annual meeting of stockholders of Bull Run to be held at 10:00 A.M., on November 7, 2001, at 4370 Peachtree Road, N.E., Atlanta, Georgia or at any adjournments or postponements thereof, with respect to the proposals hereinafter set forth and upon such other matters as may properly come before the meeting and any adjournments or postponements thereof.

    This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder.

    Stockholders wishing to vote by telephone may do so by calling toll-free on a touch-tone telephone 1-888-216-1341 and following the recorded instructions. Stockholders may also vote on the Internet by logging on to http://www.proxyvotenow/bul and following the instructions appearing on that site.

    UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES AS DIRECTORS OF BULL RUN, "FOR" THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS AUDITORS OF BULL RUN AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

Please mark boxes [X] in blue or black ink.

    1. Election of Directors

    [ ]  FOR all nominees listed below (EXCEPT AS MARKED    [ ]  WITHHOLD AUTHORITY to vote for all nominees
         TO THE CONTRARY BELOW)                                  listed below
    Nominees: J. Mack Robinson (01), Gerald N. Agranoff (02), James W. Busby (03), W. James Host (04),
              Hilton H. Howell, Jr. (05), Monte C. Johnson (06) and Robert S. Prather, Jr. (07)
    Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

--------------------------------------------------------------------------------

    2. Ratification of the appointment of PricewaterhouseCoopers LLP as auditors of Bull Run for the year ending June 30, 2002.

            [ ]  FOR            [ ]  AGAINST            [ ]  ABSTAIN

    3. In their discretion, on any other matters that may properly come before the meeting or any adjournments or postponements thereof.

                                           Dated:                         , 2001
                                                  -----------------------

                                           -------------------------------------
                                           Signature of Stockholder(s)

                                           -------------------------------------
                                           Name of Stockholder(s)

                                           NOTE: When shares are held by joint
                                           tenants, both should sign. When
                                           signing as attorney, executor,
                                           administrator, trustee, custodian,
                                           guardian or corporate officer, please
                                           give your full title as such. If a
                                           corporation, please sign full
                                           corporate name by authorized officer.
                                           If a partnership, please sign in
                                           partnership name by authorized
                                           person.

    PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY CARD PROMPTLY, USING THE
                               ENCLOSED ENVELOPE.